UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 20, 2006

AFTERMARKET TECHNOLOGY CORP.
(Exact name of Registrant as Specified in Charter)

Delaware	0-21803	95-4486486
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Opus Place, Suite 600, Downers Grove, Illinois	60515
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(630) 271-8100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statement Notice

This Current Report on Form 8-K contains forward-looking statements (as such term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) and information relating to us that are based on the current beliefs of our management as well as assumptions made by and information currently available to management, including those related to the markets for our products, general trends in our operations or financial results, plans, expectations, estimates and beliefs. These statements reflect our judgment as of the date of this Current Report with respect to future events, the outcome of which is subject to risks, which may have a significant impact on our business, operating results or financial condition. Readers are cautioned that these forward-looking statements are inherently uncertain. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those described herein. We undertake no obligation to update forward-looking statements. The factors that could cause actual results to differ are discussed in our Annual Report on Form 10-K for the year ended December 31, 2005 and our other filings made with the SEC.

Item 7.01.  Regulation FD Disclosure.

In response to enquiries from investors and others, Aftermarket Technology Corp. has confirmed that from time to time it has received preliminary enquiries from third parties that have indicated a desire to potentially acquire the Company or one or more of its lines of business. In addition, the Company also regularly evaluates possible acquisitions of third party businesses that would be complementary to the Company's existing lines of business. No discussions or negotiations with respect to any such transaction are in progress at this time. However, the Company would expect to give due consideration to any such transaction that would be expected to enhance stockholder value. No assurances can be given as to whether any such transaction will or will not be available to the Company in the future or that any such transaction will be consummated if such an opportunity arises.

In other news, the Company is confirming that it expects that its overall sales to Honda in 2006 will be comparable to its Honda sales for 2005.

The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2006	AFTERMARKET TECHNOLOGY CORP.

	By:	/s/ Joseph Salamunovich
Vice President